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                                                                    Exhibit 16.1

                           Vlahakis & Associates, CPA
                               Stamford, New York


                                February 5, 2001



Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549


Gentlemen,


         We have read and agree with the comments in Item 3 of Form 10-SB of Millennium Direct, Inc. dated February 5, 2001.


                                                      Yours truly,


                                                      Vlahakis & Associates, CPA